Waddell & Reed Advisors Funds

Supplement dated June 3, 2013 to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated January 31, 2013

and as supplemented April 5, 2013

Effective June 1, 2013, the reference and information related to Daniel Vrabac in the table under the section entitled “Portfolio Managers” on page 76 is deleted in its entirety.

Effective June 1, 2013, the reference and information related to Daniel Vrabac in the tables under the section entitled “Portfolio Managers — Ownership of Securities” for the Waddell & Reed Advisors Fixed Income and Money Market Funds on pages 78 and 79 is deleted in its entirety.

Supplement	Statement of Additional Information	1